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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                                    June 3, 1998
                              -----------------------
                                   Date of Report
                         (Date of Earliest Event Reported)


                              TAVA TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in its charter)


           Colorado                     0-19167             84-1042227
--------------------------------      ------------      -----------------
(State or other jurisdiction of       (Commission       (I.R.S. Employer
 incorporation or organization)         File No.)          I. D. Number)


7887 E. Belleview Avenue, Suite 820
        Englewood, Colorado                                    80111
----------------------------------------                    ----------
(Address of principal executive offices)                    (zip code)

             (303)  771-9794
----------------------------------------------------
(Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

     On June 3, 1998 the Company announced material business developments. The Company's Press Release dated June 3, 1998, which is filed as Exhibit
20.1 hereto, is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits.  The following exhibit is filed with this Report:

          20.1  Press Release dated June 3, 1998



                                     SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        TAVA Technologies, Inc.



Date: June 3, 1998                      By:  /s/ John Jenkins
                                            ----------------------------------
                                            John Jenkins,  President and CEO